UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2023
BOSTON PROPERTIES, INC.
BOSTON PROPERTIES LIMITED PARTNERSHIP
(Exact Name of Registrants As Specified in its Charter)

Boston Properties, Inc.	Delaware	1-13087	04-2473675
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Boston Properties Limited Partnership	Delaware	0-50209	04-3372948
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street, Suite 1900, Boston, Massachusetts 02199
(Address of Principal Executive Offices) (Zip Code)
(617) 236-3300
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Boston Properties, Inc.	Common Stock, par value $0.01 per share	BXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Boston Properties, Inc.:
Emerging growth company ☐

Boston Properties Limited Partnership:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Boston Properties, Inc. ☐         Boston Properties Limited Partnership ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 28, 2023, Boston Properties, Inc. (the “Company”) entered into a Second Amended and Restated Employment Agreement with Raymond A. Ritchey (the “Agreement”) pursuant to which Mr. Ritchey will continue to serve as Senior Executive Vice President through December 31, 2023.
The following is a summary of the material terms of the Agreement.
Term, Duties and Outside Activities
•The Agreement has a term from February 28, 2023 through December 31, 2023, with no automatic renewal provision, during which time Mr. Ritchey will devote approximately 50% of his business time to the Company’s business and affairs.
•During and following the term of the Agreement, Mr. Ritchey may engage or invest in other business activities, including those that might be the same or similar to the Company’s business, subject to certain limitations with respect to Corporate Opportunities (as discussed below).
Compensation and Benefits
•Annual base salary of $750,000.
•Target annual bonus for the year ending December 31, 2023 of $1,650,000, with the actual amount to be determined at the discretion of the Compensation Committee of the Company’s Board of Directors based on Company and individual performance measured against a pre-established set of goals, and taking into account any business generated by the Company pursuant to a Corporate Opportunity, subject to continued employment through December 31, 2023, except in the event of certain qualified terminations.
Termination and Severance
•Upon entering into the Agreement, Mr. Ritchey ceased to be entitled to any benefits (including, without limitation, any tax gross-ups) as a covered employee under the Company’s Senior Executive Severance Plan.
•If Mr. Ritchey’s employment is terminated by the Company without Cause or by Mr. Ritchey for Good Reason and he enters into a general release of claims and such release becomes effective, he will be entitled to the following payments or benefits: (i) salary continuation for the period from the date of termination through December 31, 2023, (ii) payment of the 2023 target annual bonus amount and (iii) continued participation in the Company’s health insurance plan for 12 months.
•The expiration of the Agreement will not constitute or result in a termination of employment by the Company without Cause.
•The Agreement also provides for certain payments and benefits if Mr. Ritchey’s employment is terminated due to death or disability.
•In connection with any termination of the Agreement, outstanding and unvested equity awards held by Mr. Ritchey will be governed by the terms of the award agreements evidencing such awards, provided that, for purposes of awards granted under the Company’s Multi-Year Long-Term Incentive Program (“MYLTIP”) for any year, any termination other than a termination by the Company for Cause shall be considered a “Qualified Retirement” as defined in the applicable MYLTIP award agreement.

Restrictive Covenants
•Subject to certain qualified terminations under the Agreement that may shorten the duration to the longer of the period until December 31, 2023 or three months from the date of termination, during the term of his employment and for a period of one year following the term, Mr. Ritchey may not:
◦pursue an actual or potential investment or business opportunity in which the Company could have an interest or expectancy that are within the Company’s geographic market areas and that involve property types that are within the scope of the Company’s business activities (i.e., a corporate opportunity), other than minority interest passive investments, unless he has first presented such Corporate Opportunity to the Company in accordance with the procedures set forth in the Agreement and the Company has elected not to exercise a right of first refusal with respect to such Corporate Opportunity;
◦intentionally interfere with the Company’s relationships with its tenants, suppliers, contractors, lenders or employees or with any governmental agency; or
◦compete for, solicit or divert the Company’s tenants or employees, either for himself or any other business, person or entity.
•Mr. Ritchey is also subject to confidentiality requirements and post-termination litigation and regulatory cooperation obligations.
The terms Corporate Opportunity, Cause and Good Reason, as used above, are specifically defined in the Agreement. The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement, which is included as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01    Other Events.

On March 2, 2023, the Company issued a press release announcing the Agreement with Mr. Ritchey. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
*10.1	Second Amended and Restated Employment Agreement, dated February 28, 2023, by and between Raymond A. Ritchey and Boston Properties, Inc.
*99.1	Press Release, dated March 2, 2023
*101.SCH	Inline XBRL Taxonomy Extension Schema Document.
*101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
*101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
*101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
*104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*).
______________
* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
and Treasurer

BOSTON PROPERTIES LIMITED PARTNERSHIP
By: Boston Properties, Inc., its General Partner

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
and Treasurer

Date: February 28, 2023